PEPGEN REPORTS POSITIVE DATA FROM PHASE 1 TRIAL OF PGN-EDO51 FOR THE TREATMENT OF DUCHENNE MUSCULAR DYSTROPHY James McArthur, Ph.D. Chief Executive Officer SEPTEMBER 28, 2022

DISCLAIMERS This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements may be identified by words such as “aims,” “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “plans,” “possible,” “potential,” “seeks,” “will,” and variations of these words or similar expressions that are intended to identify forward-looking statements. Any such statements in this press release that are not statements of historical fact may be deemed to be forward-looking statements. These forward-looking statements include, without limitation, statements about our clinical and preclinical programs, product candidates, including their planned development and therapeutic potential, plans for future development and clinical trials in our programs, including the planned initiation of a Phase 2a MAD trial of PGN-EDO51 in DMD patients, achievement of milestones, and corporate and clinical/preclinical strategies.   Any forward-looking statements in this presentation are based on current expectations, estimates and projections only as of the date of this release and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to that we may fail to successfully complete preclinical studies and clinical trials of our product candidates or to obtain regulatory approval for marketing of such products; initial clinical trial results for one or more of our product candidates may not be predictive of future trial results for such candidates; our product candidates may not be safe and effective; there may be delays in regulatory clearance or changes in regulatory framework that are out of our control; we may not be able to nominate new drug candidates within the estimated timeframes; our estimation of addressable markets of our product candidates may be inaccurate; we may need additional funding before the end of our expected cash runway and may fail to timely raise such additional required funding; more efficient competitors or more effective competing treatments may emerge; we may be involved in disputes surrounding the use of our intellectual property crucial to our success; we may not be able to attract and retain key employees and qualified personnel; earlier-stage trial results may not be predictive of later stage trial outcomes; and we are dependent on third parties for some or all aspects of our product manufacturing, research and preclinical and clinical testing. Additional risks concerning PepGen’s programs and operations are described in its most recent quarterly report on Form 10-Q on file with the SEC. PepGen explicitly disclaims any obligation to update any forward-looking statements except to the extent required by law.

POSITIVE DATA FROM PGN-EDO51 PH1 SINGLE ASCENDING DOSE TRIAL *Comparative statements are based on cross-trial comparisons with publicly-available data for other exon skipping approaches that have been assessed following a single dose. PGN-EDO51 Ph1 HNV trial overview A double-blind, placebo-controlled single ascending dose trial evaluating the safety and tolerability of PGN-EDO51 in 32 healthy adult males; tissue concentration and exon skipping were also assessed Subjects were randomized to 1, 5, 10 or 15 mg/kg doses of PGN-EDO51 or placebo Following a single IV administration of PGN-EDO51, safety data were evaluated by a Safety Review Committee (SRC) prior to dose escalation Trial results PGN-EDO51 was generally well-tolerated at the doses assessed, and was more potent than anticipated We observed the highest level of oligonucleotide delivery and exon 51 skipping in human muscle following a single dose* Accumulation of exon 51-skipped transcript was observed from day 10 to day 28, suggesting the potential for transcript and dystrophin accumulation in future repeat dose patient trials The oligonucleotide tissue concentrations observed in this trial were similar to those seen in PGN-EDODM1 preclinical studies at pharmacologically active dose levels, supporting the clinical potential of PGN-EDODM1

PGN-EDO51: AN ENHANCED DELIVERY OLIGONUCLEOTIDE Efficient cellular uptake of oligo, including in cardiac and skeletal tissue PEPGEN’S ENHANCED DELIVERY PEPTIDES Next-generation delivery peptides; engineered with the goal of offering enhanced activity and improved tolerability EXON 51-SKIPPING OLIGONUCLEOTIDE Designed to splice out exon 51 of the dystrophin pre-mRNA and restore the open reading frame PGN-EDO51 LEVERAGES PEPGEN’S ENHANCED DELIVERY OLIGONUCLEOTIDE (EDO) TECHNOLOGY PGN-EDO51 for the treatment of Duchenne muscular dystrophy (DMD) is a well-characterized investigational exon 51-skipping oligonucleotide conjugated to one of our proprietary delivery-enhancing peptides =

PGN-EDO51 FOR DUCHENNE MUSCULAR DYSTROPHY Michelle Mellion, M.D. SVP Clinical Development

WE HAVE COMPLETED A SINGLE ASCENDING DOSE PH1 TRIAL OF PGN-EDO51 IN HEALTHY NORMAL VOLUNTEERS PH1 HEALTHY NORMAL VOLUNTEER (HNV) TRIAL SUMMARY Overview Study population: Healthy adult males (n = 32, 3:1 PGN-EDO51:placebo) Dosing: Single dose, i.v. administration Placebo control Biceps biopsies conducted on Day 10 and Day 28 Trial summary 1 mg/kg 5 mg/kg 10 mg/kg 15 mg/kg SRC SRC SRC SRC SRC = safety review committee. n = 8 n = 8 n = 8 n = 8

HIGHEST LEVELS OF OLIGO DELIVERY & EXON 51 SKIPPING OBSERVED, SUPPORTING FURTHER DEVELOPMENT OF PGN-EDO51 PH1 ENDPOINTS READOUTS OBTAINED Safety & tolerability Pharmacokinetics Tissue concentration (biceps) Target engagement Exon skipping (biceps) Generally well-tolerated Highest level of oligonucleotide delivery observed for a DMD therapeutic following a single dose in humans Highest level of DMD exon 51 skipping observed following a single dose in humans Comparative statements are based on cross-trial comparisons with publicly-available data for other exon skipping approaches that have been assessed following a single dose.

HIGHEST LEVELS OF EXON 51 SKIPPING OBSERVED IN HUMANS FOLLOWING A SINGLE DOSE


PGN-EDO51
HNV
Day: 0 10 28
PGN-EDO51 dose
Biceps biopsy

EXON SKIPPING (BICEPS)


Exon skipping (ddPCR, %)
0
1
2
3
4
0.14%
0.35%
1.1%
1.4%
1.4%
2.0%
Day 10
Day 28
Placebo
5 mg/kg
10 mg/kg
15 mg/kg

Protocol PGN-EDO51-101: Phase 1, first in human, randomized double blind, placebo controlled single ascending dose study in healthy adult volunteers. Single dose of either PGN-EDO51 or Placebo were administered by IV infusion at doses indicated. Participants were followed for 28 day period following dose administration to evaluate safety, tolerability, pharmacokinetics (PK), and pharmacodynamics (PD). Needle biopsies of biceps muscle were taken on Day 10 and Day 28. Exon skipping measured by ddPCR. Shown as mean ± SD; n = 6 PGN-EDO51: 2 Placebo per cohort (n = 5 for D10 at 15 mg/kg). Comparative statements are based on cross-trial comparisons with publicly-available data for other exon skipping approaches that have been assessed following a single dose.

PepGen
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HIGH, PERSISTENT TISSUE CONCENTRATIONS OF OLIGONUCLEOTIDE WERE OBSERVED


PGN-EDO51
HNV
Day: 0 10 28
PGN-EDO51 dose
Biceps biopsy


TISSUE CONCENTRATION (BICEPS)
Tissue concentration (nM)
100
75
50
25
0
9.7 nM
3.8 nM
19 nM
11 nM
50 nM
50 nM
Day 10
Day 28
Placebo
5 mg/kg
10 mg/kg
15 mg/kg

These results further support our belief that repeat dosing of PGN-EDO51 may lead to **accumulation of skipped transcript and dystrophin** following repeat dosing in DMD patients

PepGen

Protocol PGN-EDO51-101: Phase 1, first in human, randomized double blind, placebo controlled single ascending dose study in healthy adult volunteers. Single dose of either PGN-EDO51 or Placebo were administered by IV infusion at doses indicated. Participants were followed for 28 day period following dose administration to evaluate safety, tolerability, PK, and PD. Needle biopsies of biceps muscle were taken on Day 10 and Day 28. Tissue concentration measured by ELISA. Shown as mean ± SD; n = 6 PGN-EDO51: 2 Placebo per cohort (n = 5 for D10 at 15 mg/kg).

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SAFETY & TOLERABILITY SUMMARY PGN-EDO51 WAS GENERALLY WELL-TOLERATED AT DOSES ASSESSED IN PH1 SAD TRIAL All participants completed the study; there were no discontinuations. The majority of treatment-emergent adverse events (TEAEs) were assessed as mild and resolved without any intervention. At 10 mg/kg there were only Grade 1 (mild) AEs . At 15 mg/kg there were transient, reversible changes in kidney biomarkers that resolved in all subjects.  At 15 mg/kg there was one non-life threatening serious adverse event (SAE) related to changes in kidney biomarkers that were transient and reversible. This HNV was admitted to the hospital for less than 24 hours, received hydration and then was re-admitted to the Phase 1 unit and completed the study. Transient mild (Grade 1) to moderate (Grade 2) hypomagnesemia was observed in two participants at the 15 mg/kg dose and did not require any intervention. Serum cystatin C, the recommended biomarker to assess renal function in DMD, showed minimal change at the highest dose. In light of higher than anticipated oligo levels and exon skipping levels in muscle observed at 5 mg/kg and 10 mg/kg , further does escalation was not deemed necessary by sponsor. Under this Phase 1 protocol any non-life-threatening SAE was considered a dose-limiting toxicity (DLT), however study was not halted by the SRC nor put on hold by Health Canada.

MAJORITY OF TEAEs MILD AND RESOLVED WITHOUT INTERVENTION; SUPPORTS PROGRESSION TO PH2a PATIENT TRIAL * No Grade 4 or 5 recorded; Protocol PGN-EDO51-101: Phase 1, first in human, randomized double blind, placebo controlled single ascending dose study in healthy adult volunteers. Single dose of either PGN-EDO51 or Placebo were administered by IV infusion at doses indicated. Participants were followed for 28 day period following dose administration to evaluate safety, tolerability, PK, and PD. Healthy Normal Volunteers (HNV) with  ≥1 AE, n (%) Placebo (n=8) Cohort A: 1 mg/kg (n=6) Cohort B: 5 mg/kg  (n=6) Cohort C: 10mg/kg   (n=6) Cohort D: 15 mg/kg (n=6) PGN-EDO51 Total (n=24) Any AE 4 (50) 4 (66.7) 2 (33.3) 5 (83.3) 6 (100) 17 (70.8) Related to study drug 1 (12.5) 2 (33.3) 0 4 (66.7) 6 (100) 12 (50) Serious AE related to study drug 0 0 0 0 1 (16.7) 1 (4.2) AE leading to discontinuation 0 0 0 0 0 0 AE leading to death 0 0 0 0 0 0 Number of Related TEAEs by CTCAE v5.0 grading* Grade 1 (Mild) 1 1 0 7  12 20 Grade 2 (Moderate) 0 1  0 0 3 4 Grade 3 (Severe) 0 0 0 0 1 1 PH1 TRIAL SAFETY & TOLERABILITY SUMMARY

IN NHP REPEAT DOSE STUDY, KIDNEY BIOMARKER ELEVATIONS WERE REDUCED AFTER FIRST DOSE OF PGN-EDO51 PD = pre-dose. Protocol: PGN-EDO51 was administered to NHP by IV infusion over 30 min at a given dose level (n=3). Q2W, three doses administered, saline control. Tissues were harvested 7 days after final administration. Shown as mean ± SD; n = 3 per group. Study was not powered for statistical significance. Grey bar shows normal range. PPMO dose WT PGN-EDO51 Week: 0 1 2 3 4 5 REPEAT-DOSE SERUM CREATININE LEVELS (HIGH-DOSE COHORT) These results support the potential tolerability of PGN-EDO51 with repeat dosing

PEPGEN HAS COMPLETED A PH1 HNV TRIAL FOR PGN-EDO51; ON TRACK TO INITIATE DMD PATIENT CLINICAL TRIAL IN 1H23

	2022	2023	2024
Anticipated milestones	• 2Q: First HNV dosed in Ph1 trial ✓ • 3Q: **Ph1 clinical safety, oligo delivery & exon skipping data** ✓ • 4Q: Completion of Ph2a-enabling tox studies	• 1H: **Initiation of Ph2a DMD patient clinical trial**	• Safety and **dystrophin data** in DMD patients (Ph2a)
Overview	• Ph1 trial showed highest single-dose levels of exon skipping & oligo delivery • PGN-EDO51 was generally well-tolerated • We believe readouts support progression to Ph2a	• Trial will assess safety and tolerability, exon skipping and dystrophin in DMD patients • Safety readouts from HNV trial anticipated to support MAD initiation at higher dose levels • Precedents suggest that exon skipping readouts will be higher in patients than in HNVs at the same dose level • Anticipate trial will be conducted in multiple geographies, including U.S.	

PepGen

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PGN-EDODM1 FOR MYOTONIC DYSTROPHY TYPE 1 (DM1) Jaya Goyal, Ph.D. EVP Research & Preclinical Development

PGN-EDODM1: AN ENHANCED DELIVERY OLIGONUCLEOTIDE Efficient cellular uptake of oligo, including in cardiac and skeletal tissue and the CNS PEPGEN’S ENHANCED DELIVERY PEPTIDES Next-generation delivery peptides; engineered with the goal of offering enhanced activity and improved tolerability STERIC BLOCKING OLIGONUCLEOTIDE Designed to bind to CUG hairpin repeat and reduce sequestration of MBNL1 to address the underlying cause of disease PGN-EDO51 DATA SUPPORTS THE CLINICAL POTENTIAL OF PGN-EDODM1 FOR THE TREATMENT OF MYOTONIC DYSTROPHY TYPE 1 PGN-EDODM1 for the treatment of myotonic dystrophy type 1 (DM1) is a well-characterized investigational steric blocking oligonucleotide conjugated to one of our proprietary delivery-enhancing peptides =

PGN-EDODM1 CORRECTED MOLECULAR AND FUNCTIONAL DM1 PHENOTYPE IN HSA^{LR} MOUSE

CORRECTION OF MIS-SPLICING



Atp2a1
****
Exon22 inclusion (%)
100
80
60
40
20
0
0
0
10
20
30
50
mg/kg
WT
HSALR



Clcn1
****
Exon7a inclusion (%)
60
40
20
0
0
0
10
20
30
50
mg/kg
WT
HSALR

REVERSAL OF MYOTONIA



Rate of muscle relaxation
***
Muscle relaxation (g/s)
100
80
60
40
20
0
0
0
10
20
30
50
mg/kg
WT
HSALR

Correction of myotonia observed after a **single dose of 30 mg/kg**

Protocol: PGN-EDODM1 was administered IV to HSA^{LR} mice at doses (mg/kg): 10, 20, 30 (n=8), 50 (n=4) against a saline control (n=16) and wild-type (WT) saline control (n=8). Myotonia assessed, tissues harvested 2 weeks post-administration. Mis-splicing data is quadriceps. Mean ± SEM or min to max. **** = p≤0.0001; *** = p≤0.001.

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HUMAN PGN-EDO51 TISSUE CONCENTRATIONS WERE COMPARABLE TO THOSE ACHIEVED IN HSALR MOUSE MODEL Protocol: PGN-EDODM1 was administered IV to HSALR mice at doses (mg/kg): 10, 20, 30 (n=8), 50 (n=4) against a wild-type (WT) saline control (n=8). Tissue concentration assessed by HPLC. Robust mis-splicing correction and reversal of myotonia were observed after a single dose of 30 mg/kg Following a single 10 or 15 mg/kg dose of PGN-EDO51 in our Ph1 HNV trial, tissue concentrations were similar to those measured for PGN-EDODM1 at 30 mg/kg We believe that PGN-EDODM1 has the potential to achieve concentrations in DM1 patients that could lead to clinically-meaningful outcomes, supporting further development of this candidate HSALR MOUSE PGN-EDO51 Ph1 TISSUE CONCENTRATION PGN-EDO51 HNV tissue concentrations

PEPGEN IS ON TRACK TO INITIATE A DM1 PATIENT CLINICAL TRIAL IN 1H23 2022 2023 2024 Anticipated milestones 2Q: NHP dose range-finding study 2H: IND-enabling studies 1H: Initiation of Ph1/2 DM1 patient clinical trial Safety and splicing data in DM1 patients (Ph1/2) Overview We believe oligonucleotide tissue concentration readouts from PGN-EDO51 Ph1 study support clinical potential of PGN-EDODM1 Aim of clinical trials is to assess safety, tolerability and efficacy of PGN-EDODM1 in DM1 patients Splicing data in DM1 patients ✓

CONCLUSION James McArthur, Ph.D. Chief Executive Officer

SCALABLE EDO TECHNOLOGY DESIGNED TO ENABLE BROAD PORTFOLIO

PROGRAM	INDICATION *TARGET*	DISCOVERY	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3	NEXT ANTICIPATED MILESTONE
PGN-EDO51	Duchenne muscular dystrophy *Exon 51*	■	■	■			1H23 *Ph2a patient clinical trial initiation*
PGN-EDODM1	Myotonic dystrophy type 1 *DMPK*	■	■				1H23 *Ph1/2 patient clinical trial initiation*
PGN-EDO53	Duchenne muscular dystrophy *Exon 53*	■					2H22 *NHP exon skipping data*
PGN-EDO45	Duchenne muscular dystrophy *Exon 45*	■					2H22 *Candidate nomination*
PGN-EDO44	Duchenne muscular dystrophy *Exon 44*	■					2H22 *Candidate nomination*

FUTURE PIPELINE OPPORTUNITIES

Additional neuromuscular indications

Neurologic indications

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WE ARE COMMITTED TO SERVING THE DMD COMMUNITY


Exon 51
13%
Exon 53
8%
Exon 45
8%
Exon 44
6%
Other Exon Skips
(individually rare)
Remainder
29%
DMD EXON SKIPPING PATIENT SUB-POPULATIONS

PepGen's clinical program

Exon 51: PGN-EDO51

Next anticipated milestone: Ph2a patient trial initiation (1H23)

PepGen's discovery

Exon 53: PGN-EDO53

Next anticipated milestone: NHP exon skipping data (2H22)

Exon 45: PGN-EDO45

Next anticipated milestone: Candidate nomination (2H22)

Exon 44: PGN-EDO44

Next anticipated milestone: Candidate nomination (2H22)

PepGen

Source: https://www.cureduchenne.org/cure/exon-skipping/.

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THE FUTURE OF PEPGEN PGN-EDO51 (DMD exon 51) Ph1 HNV trial showed: Highest level of single-dose exon skipping and oligo delivery observed in a clinical trial* PGN-EDO51 was generally well-tolerated Anticipate initiation of patient clinical trials for DMD & DM1 Anticipate clinical POC in two indications: Patient dystrophin data (DMD) Patient splicing data (DM1) 5 neuromuscular disease therapies in pipeline Work underway to leverage EDO platform to expand to new tissues & new indications 2023 2024 2022 * Comparative statements are based on cross-trial comparisons with publicly-available data for other exon skipping approaches that have been assessed following a single dose.

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